UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
MARCH 12, 2004

TEXAS REGIONAL BANCSHARES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	000-14517	74-2294235
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

P.O. BOX 5910
3900 NORTH 10TH STREET, 11TH FLOOR
MCALLEN, TX 78502-5910

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(956) 631-5400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISTION OR DISPOSITION OF ASSETS.

On March 12, 2004, Southeast Texas Bancshares, Inc. (“Southeast Texas”), a Texas corporation, was merged with and into Texas Regional Delaware, Inc. (“TRD”), a Delaware corporation and a wholly owned subsidiary of Texas Regional Bancshares, Inc. (“Texas Regional”), a Texas corporation. Immediately following the merger, TRD merged Community Bank and Trust, SSB, the former wholly owned subsidiary of Southeast Texas, with and into Texas State Bank, TRD’s subsidiary bank. As a result, the existing banking offices of Community Bank and Trust, SSB became banking offices of Texas State Bank.

Pursuant to the Agreement and Plan of Reorganization dated as of November 19, 2003, by and between Texas Regional, TRD and Southeast Texas, Southeast Texas shareholders are entitled to receive approximately $113,235,000 in cash and approximately 3,072,000 in newly issued Texas Regional common stock in exchange for their shares of Southeast Texas common stock. As part of the acquisition, the Company sold $50 million of trust preferred securities to partly finance the cash portion of the purchase price.

The transaction will be accounted for under the purchase method of accounting.

Also on March 12, 2004, Texas Regional issued a press release announcing the completion of the Southeast Texas acquisition.  The press release, is attached hereto and filed herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Pursuant to Rule 3-01(c) of Regulation S-X, the following financial statements of Southeast Texas Bancshares, Inc. are incorporated herein by reference to pages F-1 through F-32 of the Registration Statement of Texas Regional Bancshares, Inc. on Form S-4 (Registration No. 333-112366):

•  Independent Auditors’ Report

•  Audited Financial Statements:

•Consolidated Balance Sheets as of December 31, 2002 and 2001

•Consolidated Statements of Income for the years ended December 31, 2002, 2001 and 2000

•Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2002, 2001 and 2000

•Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2001 and 2000

•Notes to Consolidated Financial Statements

•  Unaudited Financial Statements:

•Consolidated Balance Sheet as of September 30, 2003

•Consolidated Statements of Income for the nine months ended September 30, 2003 and 2002

•Consolidated Statements of Stockholders’ Equity for the nine months ended September 30, 2003

•Consolidated Statements of Cash Flows for the nine months ended September 30, 2003 and 2002

•Notes to Unaudited Consolidated Financial Statements

(b) Pro Forma Financial Information.

The following unaudited pro forma combined financial information and explanatory notes of Texas Regional Bancshares, Inc. are incorporated herein by reference to pages 12 through 19 of the Registration Statement of Texas Regional Bancshares, Inc. on Form S-4 (Registration No. 333-112366):

•  Unaudited Pro Forma Combined Balance Sheet as of September 30, 2003

•  Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 2003

•  Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 2002

(c) Exhibits.

2.1           Agreement and Plan of Reorganization by and between Texas Regional Bancshares, Inc. and Southeast Texas Bancshares, Inc. (incorporated by reference from Exhibit 2.1 to Registration Statement of Texas Regional Bancshares, Inc. on Form S-4 (Registration No. 333-112366)).

2.2           Consent of Deloitte & Touche LLP

99.1        Press release of Texas Regional Bancshares, Inc. dated March 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.

Date: March 12, 2004	By:	/s/ R.T. Pigott, Jr.
R.T. Pigott, Jr., Chief Financial Officer and Executive Vice President